                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           _________________________

                                    FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (date of earliest event report)               June 15, 1997


       The Money Store Business Loan Backed Certificates, Series 1997-I
  ------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


          New Jersey           333-20817          Applied For
          ----------           ---------          -----------

          State or other      (Commission      (IRS Employer
          jurisdiction of     File Number)     ID Number)
          incorporation)


          2840 Morris Avenue, Union, New Jersey       07083
          -------------------------------------------------------
          (Address of principal executive officer)


          Registrant's Telephone Number,
          including area code:                   908-686-2000
                                                 ----------------

                                      n/a
          -------------------------------------------------------
          (Former name or former address, if changed since last report)

          Item 5                    Other Events
                                    -----------------------------

       Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the June 15, 1997 Remittance Date.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     THE MONEY STORE INC.
                                     THE MONEY STORE INVESTMENT CORPORATION
                                     THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                     THE MONEY STORE OF NEW YORK INC.


                                     By: \S\ Harry Puglisi
                                     --------------------------------------
                                       Name:  Harry Puglisi
                                       Title:  Treasurer




    Dated:     June 30, 1997

          SERVICER'S  CERTIFICATE

                                                                 REVISED 6/12/97

  IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE COMMERCIAL MORTGAGE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-1 FOR THE JUNE 11, 1997 DETERMINATION DATE


1.  AVAILABLE FUNDS                                               $   648,722.56


2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH          74,654,124.62

    (B)  AGGREGATE CLASS M CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH           7,109,916.65

    (C)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH           7,109,916.65

    (D)  AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                            86,682,768.34


3.  PRINCIPAL PREPAYMENTS RECEIVED DURING THE DUE PERIOD
    (A)  NUMBER OF ACCOUNTS                                                    0

    (B)  DOLLARS                                                            0.00


4.  AMOUNT OF CURTAILMENTS RECEIVED DURING THE DUE PERIOD                   0.00


5.  AMOUNT OF ALL EXCESS PAYMENTS AND MONTHLY PAYMENTS IN
    RESPECT OF PRINCIPAL RECEIVED DURING THE DUE PERIOD               115,504.82


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED                             698,023.72


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                          0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                    0.00


8.  DELINQUENCY AND FORECLOSURE INFORMATION
           (SEE EXHIBIT K)


9.  (A)  AMOUNT OF REALIZED LOSSES INCURRED DURING THE DUE PERIOD           0.00

    (B)  THE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                    0.00

10.  (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
          (i)   ACCRUED INTEREST                          398,155.20
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE DATE PLUS INTEREST                   0.00
          (iii) CLASS A INTEREST DISTRIBUTION
                AMOUNT ADJUSTMENT                          (9,802.64)
     ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                   388,352.56
                                                                     ----------

     (B)  CLASS M INTEREST DISTRIBUTION AMOUNT:
          (i)   ACCRUED INTEREST                           40,585.80
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE DATE PLUS INTEREST                   0.00
          (iii) CLASS M INTEREST DISTRIBUTION
                AMOUNT ADJUSTMENT                            (999.27)
     ADJUSTED CLASS M INTEREST DISTRIBUTION AMOUNT                   39,586.53
                                                                     ---------

     (C)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                           42,066.90
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE PLUS  INTEREST                 0.00
          (iii) CLASS B INTEREST  DISTRIBUTION AMOUNT
                ADJUSTMENT                                 (1,035.60)
     ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                   41,031.30
                                                                     ---------

     (D)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
          (i)   ALL PAYMENTS AND OTHER RECOVERIES OF
                PRINCIPAL                                  97,024.06
          (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH
                OF WARRANTY AND  RECEIVED BY THE TRUSTEE        0.00
          (iii) SUBSTITUTION ADJUSTMENTS                        0.00
          (iv)  PRINCIPAL BALANCE OF A LIQUIDATED
                BUSINESS LOAN                                   0.00
          (v)   AMOUNT RELEASED FROM  THE PRE-FUNDING
                ACCOUNT                                   117,759.24
          (vi)  RECALCULATED  PRINCIPAL ADJUSTMENT              0.00
     TOTAL CLASS A PRINCIPAL   DISTRIBUTION AMOUNT                   214,783.30
                                                                     ----------

     (E)  CLASS M PRINCIPAL DISTRIBUTION  AMOUNT:
          (i)   ALL PAYMENTS AND OTHER RECOVERIES OF
                PRINCIPAL                                   9,240.38
          (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE            0.00
          (iii) SUBSTITUTION ADJUSTMENTS                        0.00
          (iv)  PRINCIPAL BALANCE OF A LIQUIDATED
                BUSINESS LOAN                                   0.00
          (v)   AMOUNT RELEASED FROM THE PRE-FUNDING
                ACCOUNT                                    11,215.17
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT               0.00
     TOTAL CLASS M PRINCIPAL DISTRIBUTION AMOUNT                     20,455.55
                                                                     ---------

     (F)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
          (i)   ALL PAYMENTS AND OTHER RECOVERIES OF
                PRINCIPAL                                   9,240.38
          (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE            0.00
          (iii) SUBSTITUTION ADJUSTMENTS                        0.00
          (iv)  PRINCIPAL BALANCE OF A LIQUIDATED
                BUSINESS LOAN                                   0.00
          (v)   AMOUNT RELEASED FROM THE PRE-FUNDING
                ACCOUNT                                    11,215.17
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT               0.00
     TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                     20,455.55
                                                                     ---------

11.  (A)  AMOUNT AVAILABLE IN THE  SPREAD ACCOUNT IN CASH
          AND FROM LIQUIDATION OF PERMITTED INSTRUMENTS                                  0.00

     (B)  AMOUNT TO BE TRANSFERRED FROM SPREAD ACCOUNT TO
          CERTIFICATE ACCOUNT  PURSUANT TO SECTION 6.02(b)(i)                            0.00

     (C)  THE TOTAL AMOUNT OF GUARANTY PAYMENTS                                          0.00

     (D)  PAYMENTS WITH RESPECT TO ALTERNATE CREDIT ENHANCEMENT                          0.00


12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                       74,439,341.32
                                                                                 984.64737196
     (B)  AGGREGATE CLASS M CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                        7,089,461.10
                                                                                 984.64737500
     (C)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                        7,089,461.10
                                                                                 984.64737500
     (D)  POOL PRINCIPAL BALANCE ,AFTER  DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                                     88,618,263.52
                                                                                 984.64737244

13.  (A)  EXTRA INTEREST FOR SUCH  REMITTANCE DATE                                 266,793.00

     (B)  EXTRA INTEREST TO BE DISTRIBUTED TO  CERTIFICATEHOLDERS                   80,378.92

     (C)  SPREAD ACCOUNT EXCESS (payable to Spread Account Depositor)                    0.00

     (D)  SPREAD ACCOUNT BALANCE                                                         0.00

     (E)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                                           0.00

14.  (A)  WEIGHTED AVERAGE MATURITY                                                   286.268

     (B)  WEIGHTED AVERAGE BUSINESS LOAN INTEREST RATE                                10.555%


15.  (A)  SERVICING FEES FOR THE RELATED DUE PERIOD                                 26,439.74
     (B)  DEFERRED SERVICING FEES PAID TO SERVICER THIS PERIOD                      23,617.15
     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                             4,436.69


 16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION  5.04 (b)                                                              0.00

     (B)  SECTION  5.04 (c)                                                              0.00

     (C)  SECTION  5.04 (d)(ii)                                                      2,138.28

     (D)  SECTION  5.04 (e)                                                              0.00

     (E)  SECTION  5.04 (f)                                                         28,274.24


17.  (A)  CLASS A REMITTANCE RATE FOR SUCH REMITTANCE DATE                             6.400%

     (B)  CLASS M REMITTANCE RATE FOR SUCH REMITTANCE DATE                             6.850%

     (C)  CLASS B REMITTANCE RATE FOR SUCH REMITTANCE DATE                             7.100%

18.  (A)  CUMULATIVE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE            0.00

     (B)  CUMULATIVE REALIZED LOSSES FOR SUCH REMITTANCE DATE               0.00

19.  (A)  CLASS B SHORTFALL AMOUNT FOR SUCH REMITTANCE DATE                 0.00

20.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
          LOANS PURCHASED DURING THE PRIOR DUE PERIOD               2,051,000.00

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE
          END OF SUCH DUE PERIOD                                            0.00

21.  OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Commercial Mortgage Inc. complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Servicer's Certificate.


THE MONEY STORE COMMERCIAL MORTGAGE INC.


          By: \S\ Harry Puglisi
          -------------

          HARRY PUGLISI
          TREASURER


          By: \S\ Harry Puglisi
          -------------

          HARRY PUGLISI
          TREASURER